TeraWulf Announces Appointment of New Independent Directors to the Board Christopher Jarvis and Amanda Fabiano to join the TeraWulf Board EASTON, Md. – January 12, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), which owns and operates vertically integrated, domestic Bitcoin mining facilities powered by more than 91% zero-carbon energy, today announced the appointment of two new independent directors to its board of directors: Christopher Jarvis, a proven cybersecurity expert with nearly 40 years of public and private sector leadership experience supporting national security; and Amanda Fabiano, a recognized leader in the bitcoin mining industry with extensive strategic and operational experience. These new appointments follow the recent resignation of board member Jason New to focus on his new professional responsibilities at Lazard as Vice Chairman of Investment Banking. With these new appointments, effective January 12, 2024, TeraWulf’s board will consist of ten directors, six of whom are independent. "We are delighted to welcome Chris and Amanda to our board of directors, both of whom bring significant experience that is directly relevant to our strategy of being the leading low-cost, zero-carbon bitcoin mining company,” said Paul Prager, Chairman and Chief Executive Officer of TeraWulf. "Chris will bring invaluable cybersecurity expertise to our board with experience managing large and complex organizations. Similarly, Amanda’s unique industry network and strategic perspective from over ten years spent in the bitcoin mining sector make her an excellent addition to the TeraWulf team. We expect to gain valuable insights from each, given their respective backgrounds, and are confident they will complement the execution of our governance and strategic capabilities as we seek to create sustainable value for our stakeholders." Cassie Motz, Chair of the Board’s Nominating and Corporate Governance Committee, stated, "As TeraWulf continues to evolve, we are committed to regularly evaluating our board's composition to ensure we have the right mix of skills and experience to advance our goals and reflect the diverse perspectives of TeraWulf’s stakeholders." Motz continued, “Both of these highly accomplished leaders are known not only for their stellar technical abilities in their fields, but, also importantly, for their personal integrity and values.” “Our highly qualified board brings a diverse range of insights and backgrounds to support the Company’s ambitions; including deep industry knowledge in bitcoin mining, capital allocation experience to support organic and inorganic growth, management and financial expertise, and digital innovation leadership,” said Prager. Prager concluded, "On behalf of the entire board, I thank Jason New for his valuable contribution and commitment to TeraWulf over the last few years and wish him success in his future endeavors. Jason’s thoughtful insights have been invaluable, and we are grateful for everything he has done for TeraWulf." About Christopher Jarvis Chris Jarvis brings to TeraWulf’s Board of Directors vast cyber security experience and operational business acumen from his distinguished career supporting National Security, the U.S. Intelligence Community and the Department of Defense.

Chris Jarvis currently serves as a Senior Business Development Analyst at Lockheed Martin Corporation supporting the cybersecurity development and strategy execution for Navy communications initiatives, space-based ground architecture, and launch platforms. Prior to joining Lockheed Martin in 2019, Mr. Jarvis spent 34 years in the U.S. Intelligence Community. He was a member of the Senior Executive Service (SES) and held key leadership positions within the National Geospatial-Intelligence Agency (NGA). During his time with the NGA, Mr. Jarvis was the senior leader assigned to the U.S. Southern Command, the Federal Bureau of Investigation (FBI), and the Director of Expeditionary Operations. In each role, he was responsible for the deployments for personnel, technology and logistics. Mr. Jarvis holds a master’s degree from the Joint Military Intelligence College. About Amanda Fabiano Amanda Fabiano brings TeraWulf’s Board of Directors considerable leadership, strategic perspective and operational experience in the bitcoin mining industry. Amanda Fabiano established the bitcoin mining advisory firm, Fabiano Consulting, in 2023. Previously, Ms. Fabiano was the founding member of cryptocurrency financial services firm Galaxy Digital Holding’s (TSX: GLXY) bitcoin mining business, where, among many initiatives, she spearheaded Galaxy’s acquisition of Helios from Argo Blockchain in December 2022. Prior to Galaxy, Ms. Fabiano served as Director of Bitcoin Mining at Fidelity Investments. Ms. Fabiano previously served on the boards of Compass Mining and Aspen Creek Digital Corporation and has had her work featured in various publications, such as CNBC, Forbes, Bloomberg, and CoinDesk. About TeraWulf TeraWulf (Nasdaq: WULF) owns and operates vertically integrated, environmentally clean Bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company currently has two Bitcoin mining facilities: the wholly owned Lake Mariner facility in New York, and Nautilus Cryptomine facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates domestically produced Bitcoin powered by nuclear, hydro, and solar energy with a goal of utilizing 100% zero-carbon energy. With a core focus on ESG that ties directly to its business success, TeraWulf expects to offer attractive mining economics at an industrial scale. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation regarding safety, health, environmental and other matters, which could require significant expenditures; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money- laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. Company Contact: Jason Assad Director of Corporate Communications assad@terawulf.com (678) 570-6791